Commitments and Contingencies	3 Months Ended
Mar. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
16. Commitments and Contingencies
Leases
We lease our offices and do not own any real estate. Our corporate headquarters is located in Austin, Texas and currently consists of approximately 348,000 square feet. We also lease office space domestically and internationally in various locations for our operations, including facilities located in Cork, Ireland; Brno, Czech Republic; Durham, North Carolina; Manila, Philippines; Ottawa, Canada; Dundee, United Kingdom; Krakow, Poland; Lehi, Utah and Singapore.
At December 31, 2018, future minimum lease payments under non-cancellable operating leases were as follows:

Minimum Lease Payments
(in thousands)
2019	$15,287
2020	15,105
2021	14,138
2022	13,412
2023	12,340
Thereafter	53,734
Total minimum lease payments	$124,016

Rent expense was as follows:

	Predecessor	Successor			Successor
	Period From January 1 Through February 4,	Period From February 5 Through December 31,	Year Ended December 31,		Three Months Ended March 31,
	2016	2016	2017	2018	2018	2019

		(in thousands)			(unaudited)
Rent expense	$1,088	$12,688	$16,298	$18,249	$4,430	$4,379

Take Private Deferred Stock Payments
As a result of the Take Private, RSUs granted to certain of our employees under the existing stock plans not subject to accelerated vesting were cancelled and converted into the right to receive the per share price of $60.10 less applicable withholding taxes shortly after those RSUs would have vested based on the underlying original RSU vesting schedule and subject to continued employment of the holders of those RSUs. As of December 31, 2018, we had a liability for Take Private deferred stock payments recorded of $1.6 million included in accrued liabilities and other, related to the future payment for service provided. For the year ended December 31, 2018, we recognized $3.2 million of compensation expense and made cash payments of approximately $4.4 million to employees related to the deferred compensation. We expect to pay approximately $3.3 million through the year 2020. The expected future payment may differ from actual payment amounts due to future employee terminations.
As of March 31, 2019 (unaudited), we had a liability for Take Private deferred stock payments recorded of $1.1 million, included in accrued liabilities and other, related to future payment for service provided. For the three months ended March 31, 2019 (unaudited), we recognized $0.6 million of compensation expense and made cash payments of approximately $1.1 million to employees related to deferred compensation.
Legal Proceedings
From time to time, we have been and may be involved in various legal proceedings arising in our ordinary course of business. In the opinion of management, resolution of any pending claims (either individually or in the aggregate) is not expected to have a material adverse impact on our consolidated financial statements, cash flows or financial position and it is not possible to provide an estimated amount of any such loss. However, the outcome of disputes is inherently uncertain. Therefore, although management considers the likelihood of such an outcome to be remote, an unfavorable resolution of one or more matters could materially affect our future results of operations or cash flows, or both, in a particular period.